UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of Report (Date of earliest event reported): January 17, 2008

SLADE'S FERRY BANCORP
(Exact name of registrant as specified in its charter)

Massachusetts	000-23904	04-3061936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 675-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 17, 2008, Slade's Ferry Bancorp (the "Company") and Independent Bank Corp. ("Independent") jointly issued a press release announcing that the Company's shareholders voted to approve the Agreement and Plan of Merger, dated as of October 11, 2007, providing for the acquisition of the Company by Independent, at the Company's special meeting of shareholders held on January 17, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release jointly issued by Slade's Ferry Bancorp and Independent Bank Corp. on January 17, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLADE'S FERRY BANCORP

(Registrant)

	By:	/s/ Deborah A. McLaughlin

	Name:	Deborah A. McLaughlin
	Title:	Executive Vice President and Chief Financial
Officer/Chief Operations Officer

Date: January 22, 2008

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